EXHIBIT 10.12


BCC Executive Officers Who Are Employees of BCC -- Form of Agreement [DO NOT SEND TO Balkins, Milliken, & Moerdyk]

[As amended through February 11, 1999]

                                                           CONFIDENTIAL
(Date)


[                     ]


Dear [          ]:

	Boise Cascade Corporation (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel in the event there is, or is threatened, a change in control of the Company. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

	The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated.

	In order to induce you to remain in the employ of the Company in the face of a change in control of the Company and in consideration of your agreement set forth in Section 2.B hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

	 1.	Term of Agreement.  This Agreement shall commence on the date hereof
and shall continue in effect through [               ]; provided, however, that
commencing on [             ], and each January 1 thereafter, the term of this
Agreement shall automatically be extended so as to terminate on the third anniversary of such date, unless, not later than September 30 of the preceding year, the Company shall have given notice not to extend this Agreement;
provided, however, if a change in control of the Company (as defined in Section
2 hereof) shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four months beyond the month in which such change in control of the Company occurred.

	 2.	Change in Control.

		A.	No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment by the Company shall thereafter have been terminated in accordance with
Section 3 below.  A "change in control of the Company" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

			(1)	Any Person is or becomes the Beneficial Owner, directly or
indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the
Company or its affiliates other than in connection with the acquisition by the
Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

			(2)	The following individuals cease for any reason to constitute at least 66 2/3% of the number of directors then serving:  individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved (the  "Continuing Directors"); or

			(3)	The stockholders of the Company approve a merger or
consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent
(either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20%
or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

			(4)	The stockholders of the Company approve a plan of complete
liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

			Notwithstanding the foregoing, any event or transaction which would otherwise constitute a change in control of the Company (a "Transaction")
shall not constitute a change in control of the Company for purposes of your benefits under this Agreement if, in connection with the Transaction, you participate as an equity investor in the acquiring entity or any of its affiliates (the "Acquiror").  For purposes of the preceding sentence, you shall not be deemed to have participated as an equity investor in the Acquiror by virtue of (a) obtaining beneficial ownership of any equity interest in the
Acquiror as a result of the grant to you of an incentive compensation award under one or more incentive plans of the Acquiror (including but not limited to the conversion in connection with the Transaction of incentive compensation awards of the Company into incentive compensation awards of the Acquiror), on terms and conditions substantially equivalent to those applicable to other executives of the Company immediately prior to the Transaction, after taking into account normal differences attributable to job responsibilities, title and the like, (b) obtaining beneficial ownership of any equity interest in the
Acquiror on terms and conditions substantially equivalent to those obtained in the Transaction by all other stockholders of the Company, or (c) having obtained an incidental equity ownership in the Acquiror prior to and not in anticipation of the Transaction.

		B.	For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if (1) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company, (2) the Company or any Person publicly announces an intention to take or to consider taking actions which if consummated would constitute a change in control of the Company; (3) any Person becomes the
Beneficial Owner, directly or indirectly, of securities of the Company representing 9.5% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or (4) the Board adopts a resolution to the effect that a potential change in control of the Company for purposes of this Agreement has occurred.
You agree that, subject to the terms and conditions of this Agreement, in the event of a potential change in control of the Company, you will at the option of the Company remain in the employ of the Company until the earlier of (a) the date which is six months from the occurrence of the first such potential change in control of the Company, or (b) the date of a change in control of the
Company.

		C.	For purposes of this Agreement, "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

		D.	For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections
13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

	 3.	Termination Following Change in Control.  If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred and be continuing, you shall be entitled to the benefits provided in Section 4 hereof upon the subsequent termination of your employment during the term of this Agreement unless such termination is because of your death, by the Company for Cause or Disability, or by you other than for Good Reason.

		A.	Disability.  If, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties with the Company on a full-time basis for six consecutive months, and within thirty days after written notice of termination is given you shall not have returned to the full-
time performance of your duties, the Company may terminate your employment for
"Disability."

		B.	Cause.  Termination by the Company of your employment for "Cause"
shall mean termination upon (1) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure resulting from your termination for Good Reason), after a demand for substantial performance is delivered to you by the Board which specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (2) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.  For purposes of this Subsection, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company.  Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the
Board you were guilty of conduct set forth above in clauses (1) or (2) of the first sentence of this Subsection and specifying the particulars thereof in detail.

		C.	Good Reason.  You shall be entitled to terminate your employment for Good Reason.  For purposes of this Agreement, "Good Reason" shall, without your express written consent, mean:

			(1)	The assignment to you of any duties inconsistent with your
status as an Executive Officer of the Company or an adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to a change in control of the Company;

			(2)	The disposition by the Company of the business of the
Company for which your services are principally provided pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise, unless such disposition has been approved by the Board, two thirds of the members of which are Continuing
Directors;

			(3)	A reduction by the Company in your annual base salary as in
effect on the date hereof or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all executives of the Company and all executives of any Person in control of the Company;

			(4)	The Company's requiring you to be based anywhere other than
in the metropolitan area in which you were based immediately prior to a change in control of the Company, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

			(5)	The failure by the Company to continue in effect any
compensation plan in which you were participating immediately prior to the change in control of the Company, including but not limited to your participation, if any, in the Company's Key Executive Performance Plan for
Executive Officers (the "KEPP"), the 1982, 1986, and 1995 Executive Officer
Deferred Compensation Plans, the 1987 and 1995 Key Executive Deferred
Compensation Plans (the "Deferred Compensation Plans"), the 1984 Key Executive
Stock Option Plan (the "1984 Stock Option Plan"), or any substitute or additional plans adopted prior to the change in control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan)
has been made with respect to such plan in connection with the change in control of the Company, or unless the plan has expired in accordance with its terms in effect immediately prior to the change in control of the Company; or the failure by the Company to continue your participation therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the change in control of the Company;

			(6)	The failure by the Company to continue to provide you with
benefits substantially similar to those enjoyed by you under any of the
Company's pension, life insurance, medical, health and accident, or disability plans, including, without limitation, the Company's Split-Dollar Life Insurance
Plan ("Split-Dollar Plan"), and the Supplemental Early Retirement Plan for
Executive Officers ("Early Retirement Plan"), the Pension Plan for Salaried
Employees (the "Qualified Plan"), the Savings and Supplemental Retirement Plan
(the "SSRP"), the Supplemental Retirement Programs (the "Excess Benefit Plans"),
and any other nonqualified pension agreement between you and the Company, in which you may have been participating at the time of a change in control of the
Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the
Company, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the change in control of the Company;

			(7)	The failure of the Company to obtain a satisfactory
agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

			(8)	Any purported termination of your employment which is not
effected pursuant to a Notice of Termination satisfying the requirements of
Subsection D below (and, if applicable, Subsection B above).  Furthermore, no such purported termination of your employment shall be effective for purposes of this Agreement.

			Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

		D.	Notice of Termination.  Any purported termination by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 8 hereof.  For purposes of this
Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

		E.	Date of Termination, Etc.  "Date of Termination" shall mean
(1) if your employment is terminated for Disability, thirty days after Notice of
Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty-day period), and (2) if your employment is terminated pursuant to Subsection B or C above or for any other reason, the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B above shall not be less than thirty days, and in the case of a termination pursuant to Subsection C above shall not be more than sixty days, respectively, from the date such Notice of
Termination is given); provided that if within thirty days after any Notice of
Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of
Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.  Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given
(including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section.  Amounts paid under this
Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

	 4.	Compensation Upon Termination or During Disability.

		A.	During any period that you fail to perform your duties hereunder as a result of incapacity due to physical or mental illness, you shall continue to receive your full base salary at the rate then in effect and all compensation, including under the KEPP, paid during the period until your employment is terminated pursuant to Section 3.A hereof.  Thereafter, your benefits shall be determined in accordance with the insurance programs then in effect of the Company or subsidiary corporation by which you are employed, and any qualified retirement plan and any executive supplemental retirement plan in effect immediately prior to the change in control of the Company.

		B.	If your employment shall be terminated for Cause or by you other than for Good Reason, the Company shall pay you only your full base salary through the Date of Termination at the rate in effect at the time Notice of
Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the
Company shall have no further obligations to you under this Agreement.

		C.	If your employment shall be terminated by the Company other than for Cause or Disability, or by you for Good Reason, then you shall be entitled to the benefits provided below:

			(1)	The Company shall pay you, not later than the fifth day
following the Date of Termination, your full base salary through the Date of
Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due;

			(2)	The Company shall pay to you, not later than the fifth day
following the Date of Termination, a lump sum severance payment equal to
(a) three times the sum of (i) your annual base salary, plus (ii) your target bonus payout under the Company's Key Executive Performance Plan for Executive
Officers (the "KEPP") (or any substitute plan) for the year in which occurs the
Date of Termination or change in control of the Company, whichever is greater, less (b) the dollar amount, if any, which you are paid upon termination of employment, without regard to the provisions of this Agreement, under the
Company's Severance Pay Policy for Executive Officers as in effect immediately prior to the Date of Termination;

			(3)	The Company shall pay to you, not later than the fifth day
following the Date of Termination, a lump sum amount equal to the greater of the value of your unused and accrued vacation entitlement in accordance with the
Company's Vacation Policy as in effect immediately prior to the change in control of the Company or as in effect on Date of Termination;

			(4)	The Company shall pay to you, not later than the fifth day
following the Date of Termination, a lump sum amount equal to the sum of (a) any unpaid bonus (excluding deferred awards, plus interest, credited to your account, which shall be payable under the KEPP in accordance with its terms)
pursuant to the KEPP (or any substitute plan) allocable to you in respect of the
Plan year preceding that in which the Date of Termination occurs, and (b) a KEPP award (or award under a substitute plan) for the year in which the Date of
Termination occurs, equal to the greater of (i) 30% of your base salary for such year (determined without regard to any reduction in your base salary constituting Good Reason), prorated through the month in which the Date of
Termination occurs, or (ii) the actual KEPP award (or award under such substitute plan) as determined by actual year-to-date earnings per share through the last day of the month prior to the month in which the Date of Termination occurs in accordance with the KEPP award criteria (or criteria under such substitute plan) in which you are participating as of the Date of Termination, prorated through the month in which the Date of Termination occurs; and

			(5)	The Company shall also pay to you all legal fees and
expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement).

		D.	If your employment shall be terminated (1) by the Company or subsidiary corporation by which you are employed other than for Cause or
Disability or (2) by you for Good Reason, then for a twelve-month period following such termination, the Company shall maintain, in full force and effect for your continued benefit, all life, disability, accident and health insurance plans or arrangements, and financial counseling services in which you may have been participating immediately prior to the change in control of the Company, provided your continued participation (or a particular type of coverage) is possible under the general terms and provisions of such plans and arrangements.
 In the event your participation (or a particular type of coverage) under any such plan or arrangement is barred, the Company shall arrange to provide you with benefits, at substantially the same cost to you, which are substantially similar to those which you are entitled to receive under such plans and arrangements.  Notwithstanding the foregoing, the Company shall continue to pay such amounts as may be required to maintain any insurance you may have had in force pursuant to the Split-Dollar Plan until the later of your sixty-fifth birthday or ten years after the insurance policy is issued, after which the
Company will release to you its interest in each such policy.

		E.	If your employment shall be terminated (1) by the Company or subsidiary corporation by which you are employed other than for Cause or
Disability or (2) by you for Good Reason, then in addition to the aggregate retirement benefits to which you are entitled under the Company's Qualified
Plan, the Company's Excess Benefit Plans, any other nonqualified pension agreement or arrangement, or any successor plans thereto, the Company shall pay you amounts equal to (a), (b), (c), or (d), whichever is applicable:

			(a)	If you have satisfied the service, but not the age,
requirements of the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, you shall receive a monthly benefit, commencing on your fifty-fifth birthday equal to the benefit to which you would have been entitled under the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, had you satisfied the age and service requirements as of the Date of Termination; or

			(b)	If you have satisfied the age, but not the service, require-
ment of the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, you shall receive a monthly benefit, commencing as of the Date of Termination equal to the benefit to which you would have been entitled under the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, had you satisfied the age and service requirements as of the Date of Termination; or

			(c)	If you have satisfied neither the age nor the service
requirements of the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, you shall receive a monthly benefit, commencing on your fifty-fifth birthday equal to the benefit to which you would have been entitled under the Early Retirement Plan, as in effect immediately prior to the change in control of the Company, had you satisfied the age and service requirements as of the Date of Termination; or

			(d)	If you have satisfied both the age and the service
requirements of the Early Retirement Plan, as in effect immediately before the change in control of the Company, you shall receive the benefits to which you are entitled under the Early Retirement Plan.

The benefits under this paragraph E shall be paid in the same manner as, and shall otherwise possess the same rights and privileges as were available with respect to, benefits under the terms of the Early Retirement Plan as in effect immediately prior to the change in control of the Company.

		F.	If your employment shall be terminated (1) by the Company or subsidiary corporation by which you are employed other than for Cause or
Disability or (2) by you for Good Reason, then you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 (except as otherwise provided in the immediately succeeding sentence) be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Date of
Termination, or otherwise.  Benefits otherwise receivable by you pursuant to
Section 4.D shall be reduced to the extent comparable benefits are actually received by you during the twelve-month period following your termination, and any such benefits actually received by you shall be reported to the Company.

	 5.	Protective Limitation.

		A.	Notwithstanding any provision hereof to the contrary, in the event you (1) would receive payments under this Agreement or under any other plan, program, or policy sponsored by the Company (the "Total Payments"); and
(2) which Total Payments relate to a change in control of the Company and which are determined (as described below) by your legal counsel to be subject to excise tax under Section 4999 of the Code (the "Excise Tax"); then (3) the
Company shall pay to you an additional amount (the "Gross-up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total
Payments and any federal, state and local income and employment taxes, and
Excise Tax upon the Gross-up Payment, shall be equal to the Total Payments.

		B.	For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (1) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of your legal counsel
(who shall be reasonably acceptable to the Company), such payments or benefits
(in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, and (2) all "excess parachute payments"
within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of your legal counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the
Code) in excess of the base amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax.  For purposes of determining the amount of the Gross-up Payment, you will be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

		C.	The payments provided in subsection 5(A) shall be made not later than the fifth day following the Date of Termination; provided, however, if the amount of such payment cannot be finally determined on or before such day, the
Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such payments to which the
Executive is clearly entitled and shall pay the remainder of such payments
(together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination.  In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th)
business day after demand by the Company (together with interest at 120% of the rate provided in Section 1274(b)(2)(B) of the Code).  At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, its auditor, or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		D.	In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-up
Payment, you shall repay to the Company, within five (5) business days following the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-up Payment attributable to such reduction (plus that portion of the Gross-up Payment attributable to the Excise Tax and federal, state, and local income and employment taxes imposed on the Gross-up Payment being repaid by you, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in your taxable income and wages for purposes of federal, state, and local income and employment taxes)
plus interest on the amount of such repayment at 120% of the rate provided in
Section 1274(b)(2)(B) of the Code.  In the event that the Excise Tax is determined, for any reason, to exceed the amount taken into account hereunder in calculating the Gross-up Payment, the Company shall make an additional Gross-up
Payment in respect of such excess (plus any interest, penalties, or additions payable by you with respect to such excess and such portion) within five
(5) business days following the time that the amount of such excess is finally determined.  You and the Company shall reasonable cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total
Payments.

	 6.	Deferred Compensation and Benefits Trust.  The Company has established a Deferred Compensation and Benefits Trust, and shall comply with the terms of that Trust.  Upon the occurrence of any potential change in control of the
Company, the Company shall transfer to the Trust an amount of cash, marketable securities, or other property acceptable to the trustee(s) equal in value to
105% of the amount necessary, on an actuarial basis and calculated in accordance with the terms of the Trust, to pay the Company's obligations under this
Agreement (the "Funding Amount").  The cash, marketable securities, and other property so transferred shall be held, managed, and disbursed by the trustee(s)
subject to and in accordance with the terms of the Trust.  In addition, from time to time, the Company shall make any and all additional transfers of cash, marketable securities, or other property acceptable to the trustee(s) as may be necessary in order to maintain the Funding Amount with respect to this
Agreement.  The determination of the amount required to be transferred by the
Company to the Trust shall include any amounts that could in any circumstances be payable in the future under Section 4 hereof, calculated in accordance with the following rules:  (A) Upon a potential change in control of the Company, the
Company will calculate the amount required to be transferred to the Trust based on the assumption that your employment, if not previously terminated, will be terminated by the Company other than for Cause or Disability on the second anniversary of the potential change in control of the Company; and (B) Upon any subsequent recalculation, your employment will be deemed to have been terminated by the Company other than for Cause or Disability on the later of the date of actual termination or the date of such recalculation.

		For this purpose, the term Deferred Compensation and Benefits Trust shall mean an irrevocable trust or trusts established or to be established by the Company with an independent trustee or trustees for the benefit of persons entitled to receive payments or benefits hereunder, the assets of which nevertheless will be subject to claims of the Company's creditors in the event of bankruptcy or insolvency and with respect to which the Company shall have received a ruling from the Internal Revenue Service that the trust is a "grantor trust" for federal income tax purposes.

		The Deferred Compensation and Benefits Trust shall contain the following additional provisions:

		(a)	If a change in control of the Company does not occur within one year after the potential change in control of the Company, the Company may reclaim the assets transferred to the trustee or trustees subject to the requirement that it be again funded upon the occurrence of another potential change in control of the Company.

		(b)	Upon a change in control of the Company, the assets of the
Deferred Compensation and Benefits Trust shall be used to pay benefits under this Agreement, except to the extent such benefits are paid by the Company, and the Company and any successor shall continue to be liable for the ultimate payment of those benefits.

		(c)	The Deferred Compensation and Benefits Trust will be terminated upon the exhaustion of the trust assets or upon payment of all the Company's obligations.

		(d)	The Deferred Compensation and Benefits Trust shall contain other appropriate terms and conditions consistent with the purposes sought to be accomplished by it.  Prior to a change in control of the Company, the Deferred
Compensation and Benefits Trust may be amended from time to time by the Company, but no such amendment may substantially alter any of the provisions set out in the preceding paragraphs.

	 7.	Successors; Binding Agreement.

		A.	The Company will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminate your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

		B.	This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or if there is no such designee, to your estate.

		C.	Any dispute between you and the Company regarding this Agreement may be resolved either by binding arbitration or by judicial proceedings at your sole election, and the Company agrees to be bound by your election in that regard.

	 8.	Notice.  For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

	 9.	Miscellaneous.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board.
No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the state of Idaho (regardless of the law which may be applicable under principles of conflicts of law).  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections.  If the obligations of the Company under Section 4 arise prior to the expiration of the term of this Agreement, such obligations shall survive the expiration of the term.

	10.	Validity.  The invalidity or unenforceability of any provision of this
Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	11.	Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	12.	No Guaranty of Employment.  Neither this contract nor any action taken hereunder shall be construed as giving you a right to be retained as an employee or an executive officer of the Company.

	13.	Governing Law.  This Agreement shall be governed by and construed in accordance with Delaware law.

	14.	Other Benefits.  Any payments due to you as provided herein are in addition to, and not in lieu of, any amounts to which you may be entitled under any other employee benefit plan, program or policy of the Company.

	If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,

BOISE CASCADE CORPORATION



By___________________________
    J. W. Holleran
    Senior Vice President and General Counsel


Agreed to this [   ] day of [            ],




______________________________
[Name of Officer]

Enclosure

BCC Executive Officers Who Are Employees of BCOP -- Form of Agreement [Balkins, Milliken, & Moerdyk]

[As amended through February 11, 1999]

                                                               CONFIDENTIAL

(Date)


[                     ]


Dear [          ]:

	Boise Cascade Corporation (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel in the event there is, or is threatened, a change in control of the Company. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

	The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated.

	In order to induce you to remain as an employee of Boise Cascade Office Products Corporation ("BCOP") in the face of a change in control of the Company, if the change in control of the Company occurs when you are an executive officer of the Company, and in consideration of your agreement set forth in Section 2.B hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement in the event your employment is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

	1.	Term of Agreement.  This Agreement shall commence on the date hereof
and shall continue in effect through [               ]; provided, however, that
commencing on [             ], and each January 1 thereafter, the term of this
Agreement shall automatically be extended so as to terminate on the third anniversary of such date, unless, not later than September 30 of the preceding year, the Company shall have given notice not to extend this Agreement;
provided, however, if a change in control of the Company (as defined in
Section 2 hereof) shall have occurred during the term of this Agreement, this
Agreement shall continue in effect for a period of not less than twenty-four months beyond the month in which such change in control of the Company occurred.
Notwithstanding any other provision of this Agreement, this Agreement shall terminate if, prior to the occurrence of a potential change in control of the
Company, you cease to be an executive officer of the Company, such termination to be effective as of the date you so cease to be an executive officer of the
Company.

	2.	Change in Control.

		A.	No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment with BCOP shall thereafter have been terminated in accordance with Section 3 below.  A "change in control of the Company" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

			(1)	Any Person is or becomes the Beneficial Owner, directly or
indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the
Company or its affiliates other than in connection with the acquisition by the
Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

			(2)	The following individuals cease for any reason to constitute at least 66 2/3% of the number of directors then serving:  individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved (the  "Continuing Directors"); or

			(3)	The stockholders of the Company approve a merger or
consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent
(either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20%
or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

			(4)	The stockholders of the Company approve a plan of complete
liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

			Notwithstanding the foregoing, any event or transaction which would otherwise constitute a change in control of the Company (a "Transaction")
shall not constitute a change in control of the Company for purposes of your benefits under this Agreement if, in connection with the Transaction, you participate as an equity investor in the acquiring entity or any of its affiliates (the "Acquiror").  For purposes of the preceding sentence, you shall not be deemed to have participated as an equity investor in the Acquiror by virtue of (a) obtaining beneficial ownership of any equity interest in the
Acquiror as a result of the grant to you of an incentive compensation award under one or more incentive plans of the Acquiror (including but not limited to the conversion in connection with the Transaction of incentive compensation awards of the Company into incentive compensation awards of the Acquiror), on terms and conditions substantially equivalent to those applicable to other executives of the Company immediately prior to the Transaction, after taking into account normal differences attributable to job responsibilities, title and the like, (b) obtaining beneficial ownership of any equity interest in the
Acquiror on terms and conditions substantially equivalent to those obtained in the Transaction by all other stockholders of the Company, or (c) having obtained an incidental equity ownership in the Acquiror prior to and not in anticipation of the Transaction.

		B.	For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if (1) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company, (2) the Company or any Person publicly announces an intention to take or to consider taking actions which if consummated would constitute a change in control of the Company; (3) any Person becomes the
Beneficial Owner, directly or indirectly, of securities of the Company representing 9.5% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or (4) the Board adopts a resolution to the effect that a potential change in control of the Company for purposes of this Agreement has occurred.
You agree that, subject to the terms and conditions of this Agreement, in the event of a potential change in control of the Company, you will at the option of the Company remain in the employ of the Company until the earlier of (a) the date which is six months from the occurrence of the first such potential change in control of the Company, or (b) the date of a change in control of the
Company.

		C.	For purposes of this Agreement, "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

		D.	For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections
13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

	3.	Termination Following Change in Control.  If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred and be continuing, you shall be entitled to the benefits provided in Section 4 hereof upon the subsequent termination of your employment with BCOP during the term of this Agreement unless such termination is because of your death, by BCOP for Cause or Disability, or by you other than for Good Reason.

		A.	Disability.  If, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties with BCOP on a full-time basis for six consecutive months, and within thirty days after written notice of termination is given you shall not have returned to the full-time performance of your duties, BCOP may terminate your employment for "Disability."

		B.	Cause.  Termination by BCOP of your employment for "Cause" shall mean termination upon (1) the willful and continued failure by you to substantially perform your duties with BCOP (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure resulting from your termination for Good Reason), after a demand for substantial performance is delivered to you by the BCOP board of directors which specifically identifies the manner in which the BCOP board of directors believes that you have not substantially performed your duties, or
(2) the willful engaging by you in conduct which is demonstrably and materially injurious to BCOP, monetarily or otherwise.  For purposes of this Subsection, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of BCOP.  Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the BCOP board of directors at a meeting of the board called and held for the purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the board), finding that in the good faith opinion of the BCOP board of directors you were guilty of conduct set forth above in clauses (1) or (2) of the first sentence of this Subsection and specifying the particulars thereof in detail.

		C.	Good Reason.  You shall be entitled to terminate your employment for Good Reason.  For purposes of this Agreement, "Good Reason" shall, without your express written consent, mean:

			(1)	The assignment to you of any duties inconsistent with your
status as an Executive Officer of the Company and BCOP or an adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to a change in control of the Company;

			(2)	The disposition by the Company of its ownership interest in
the business of BCOP pursuant to a partial or complete liquidation of the
Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise, unless such disposition has been approved by the Board, two thirds of the members of which are Continuing Directors;

			(3)	A reduction by BCOP in your annual base salary as in effect
on the date hereof or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all executives of the
Company and BCOP and all executives of any Person in control of the Company;

			(4)	BCOP's requiring you to be based anywhere other than in the
metropolitan area in which you were based immediately prior to a change in control of the Company, except for required travel on BCOP's business to an extent substantially consistent with your present business travel obligations;

			(5)	The failure by BCOP to continue in effect any compensation
plan in which you were participating immediately prior to the change in control of the Company, including but not limited to your participation, if any, in the
BCOP Key Executive Performance Plan for Executive Officers (the "KEPP"), the
BCOP 1995 Executive Officer Deferred Compensation Plan (the "Deferred
Compensation Plan"), the BCOP Key Executive Stock Option Plan (the "Stock Option
Plan"), or any substitute or additional plans adopted prior to the change in control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the change in control of the Company, or unless the plan has expired in accordance with its terms in effect immediately prior to the change in control of the Company; or the failure by BCOP to continue your participation therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the change in control of the
Company;

			(6)	The failure by BCOP to continue to provide you with benefits substantially similar to those enjoyed by you under any of BCOP's pension, life insurance, medical, health and accident, or disability plans, including, without limitation, BCOP's Split-Dollar Life Insurance Plan ("Split-Dollar Plan"), and
BCOP's Supplemental Early Retirement Plan for Executive Officers ("Early
Retirement Plan"), the Pension Plan for Salaried Employees (the "Qualified
Plan"), the Savings and Supplemental Retirement Plan (the "SSRP"), the
Supplemental Retirement Programs (the "Excess Benefit Plans"), and any other nonqualified pension agreement between you and BCOP, in which you may have been participating at the time of a change in control of the Company, the taking of any action by BCOP which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the Company, or the failure by BCOP to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with BCOP in accordance with BCOP's normal vacation policy in effect at the time of the change in control of the Company;

			(7)	The failure of the Company to obtain a satisfactory
agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

			(8)	Any purported termination of your employment which is not
effected pursuant to a Notice of Termination satisfying the requirements of
Subsection D below (and, if applicable, Subsection B above).  Furthermore, no such purported termination of your employment shall be effective for purposes of this Agreement.

			Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

		D.	Notice of Termination.  Any purported termination by BCOP or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 8 hereof.  For purposes of this Agreement, a
"Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

		E.	Date of Termination, Etc.  "Date of Termination" shall mean
(1) if your employment is terminated for Disability, thirty days after Notice of
Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty-day period), and (2) if your employment is terminated pursuant to Subsection B or C above or for any other reason, the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection B above shall not be less than thirty days, and in the case of a termination pursuant to Subsection C above shall not be more than sixty days, respectively, from the date such Notice of
Termination is given); provided that if within thirty days after any Notice of
Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of
Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

	4.	Compensation Upon Termination.

		A.	If your employment shall be terminated by BCOP, following a
Change in Control of the Company, other than for Cause or Disability, or by you for Good Reason, then you shall be entitled to the benefits provided below:

			(1)	The Company shall continue to pay such amounts as may be
required to maintain any insurance you may have had in force pursuant to the
Company's Split Dollar Life Insurance Plan until the later of your sixty-fifth birthday or ten years after the insurance policy is issued, after which the
Company will release to you its interest in each such policy.

			(2)	The Company shall also pay to you all legal fees and
expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement).

		B.	If your employment shall be terminated (1) by BCOP other than for
Cause or Disability or (2) by you for Good Reason, then you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 (except as otherwise provided in the immediately succeeding sentence) be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the
Date of Termination, or otherwise.

 	5.	Protective Limitation.

		A.	Notwithstanding any provision hereof to the contrary, in the event you (1) would receive payments under this Agreement or under any other plan, program, or policy sponsored by the Company (the "Total Payments"); and
(2) which Total Payments relate to a change in control of the Company and which are determined (as described below) by your legal counsel to be subject to excise tax under Section 4999 of the Code (the "Excise Tax"); then (3) the
Company shall pay to you an additional amount (the "Gross-up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total
Payments and any federal, state and local income and employment taxes, and
Excise Tax upon the Gross-up Payment, shall be equal to the Total Payments.

		B.	For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (1) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of your legal counsel
(who shall be reasonably acceptable to the Company), such payments or benefits
(in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, and (2) all "excess parachute payments"
within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of your legal counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the
Code) in excess of the base amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax.  For purposes of determining the amount of the Gross-up Payment, you will be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

		C.	The payments provided in subsection 5(A) shall be made not later than the fifth day following the Date of Termination; provided, however, if the amount of such payment cannot be finally determined on or before such day, the
Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such payments to which the
Executive is clearly entitled and shall pay the remainder of such payments
(together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination.  In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th)
business day after demand by the Company (together with interest at 120% of the rate provided in Section 1274(b)(2)(B) of the Code).  At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, its auditor, or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		D.	In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-up
Payment, you shall repay to the Company, within five (5) business days following the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-up Payment attributable to such reduction (plus that portion of the Gross-up Payment attributable to the Excise Tax and federal, state, and local income and employment taxes imposed on the Gross-up Payment being repaid by you, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in your taxable income and wages for purposes of federal, state, and local income and employment taxes)
plus interest on the amount of such repayment at 120% of the rate provided in
Section 1274(b)(2)(B) of the Code.  In the event that the Excise Tax is determined, for any reason, to exceed the amount taken into account hereunder in calculating the Gross-up Payment, the Company shall make an additional Gross-up
Payment in respect of such excess (plus any interest, penalties, or additions payable by you with respect to such excess and such portion) within five (5)
business days following the time that the amount of such excess is finally determined.  You and the Company shall reasonable cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total
Payments.

	6.	Deferred Compensation and Benefits Trust.  The Company has established a Deferred Compensation and Benefits Trust, and shall comply with the terms of that Trust.  Upon the occurrence of any potential change in control of the
Company, the Company shall transfer to the Trust an amount of cash, marketable securities, or other property acceptable to the trustee(s) equal in value to
105% of the amount necessary, on an actuarial basis and calculated in accordance with the terms of the Trust, to pay the Company's obligations under this
Agreement (the "Funding Amount").  The cash, marketable securities, and other property so transferred shall be held, managed, and disbursed by the trustee(s)
subject to and in accordance with the terms of the Trust.  In addition, from time to time, the Company shall make any and all additional transfers of cash, marketable securities, or other property acceptable to the trustee(s) as may be necessary in order to maintain the Funding Amount with respect to this
Agreement.  The determination of the amount required to be transferred by the
Company to the Trust shall include any amounts that could in any circumstances be payable in the future under Section 4 hereof, calculated in accordance with the following rules:  (A) Upon a potential change in control of the Company, the
Company will calculate the amount required to be transferred to the Trust based on the assumption that your employment, if not previously terminated, will be terminated by BCOP other than for Cause or Disability on the second anniversary of the potential change in control of the Company; and (B) Upon any subsequent recalculation, your employment will be deemed to have been terminated by BCOP other than for Cause or Disability on the later of the date of actual termination or the date of such recalculation.

		For this purpose, the term Deferred Compensation and Benefits Trust shall mean the irrevocable trust established by the Company with an independent trustee or trustees for the benefit of persons entitled to receive payments or benefits hereunder, the assets of which nevertheless will be subject to claims of the Company's creditors in the event of bankruptcy or insolvency and with respect to which the Company shall have received a ruling from the Internal
Revenue Service that the trust is a "grantor trust" for federal income tax purposes.

		The Deferred Compensation and Benefits Trust shall contain the following additional provisions:

		(a)	If a change in control of the Company does not occur within one year after the potential change in control of the Company, the Company may reclaim the assets transferred to the trustee or trustees subject to the requirement that it be again funded upon the occurrence of another potential change in control of the Company.

		(b)	Upon a change in control of the Company, the assets of the
Deferred Compensation and Benefits Trust shall be used to pay benefits under this Agreement, except to the extent such benefits are paid by the Company, and the Company and any successor shall continue to be liable for the ultimate payment of those benefits.

		(c)	The Deferred Compensation and Benefits Trust will be terminated upon the exhaustion of the trust assets or upon payment of all the Company's obligations.

		(d)	The Deferred Compensation and Benefits Trust shall contain other appropriate terms and conditions consistent with the purposes sought to be accomplished by it.  Prior to a change in control of the Company, the Deferred
Compensation and Benefits Trust may be amended from time to time by the Company, but no such amendment may substantially alter any of the provisions set out in the preceding paragraphs.

	7.	Successors; Binding Agreement.

		A.	The Company will require any successor (whether direct or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminate your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

		B.	This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or if there is no such designee, to your estate.

		C.	Any dispute between you and the Company regarding this Agreement may be resolved either by binding arbitration or by judicial proceedings at your sole election, and the Company agrees to be bound by your election in that regard.

	8.	Notice.  For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

	9.	Miscellaneous.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board.
No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the state of Idaho (regardless of the law which may be applicable under principles of conflicts of law).  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections.  If the obligations of the Company under Section 4 arise prior to the expiration of the term of this Agreement, such obligations shall survive the expiration of the term.

	10.	Validity.  The invalidity or unenforceability of any provision of this
Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	11.	Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	12.	No Guaranty of Employment.  Neither this contract nor any action taken hereunder shall be construed as giving you a right to be retained as an employee or an executive officer of the Company or BCOP.

	13.	Governing Law.  This Agreement shall be governed by and construed in accordance with Delaware law.

	14.	Other Benefits.  Any payments due to you as provided herein are in addition to, and not in lieu of, any amounts to which you may be entitled under any other employee benefit plan, program or policy of the Company.

	 If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,

BOISE CASCADE CORPORATION



By___________________________
    J. W. Holleran
    Senior Vice President and General Counsel

Agreed to this [  ] day of [          ],



______________________________
[Name of Officer]

Enclosure